T. Rowe Price Multi-Strategy Total Return Fund

Supplement to Prospectus and Summary Prospectus dated March 1, 2023, as supplemented

In the Summary Prospectus and Section 1 of the Prospectus, the portfolio manager table under “Management” is supplemented as follows:

Effective January 1, 2024, Richard de los Reyes will step down as the fund’s co-portfolio manager and cochair of the fund’s Investment Advisory Committee and Christopher Faulkner-MacDonagh will join Stefan Hubrich as co-portfolio manager and cochair of the fund’s Investment Advisory Committee. Mr. Faulkner-MacDonagh joined the Firm in 2016.

In Section 2 of the Prospectus, the disclosure under “Portfolio Management” is supplemented as follows:

Effective January 1, 2024, Richard de los Reyes will step down as the fund’s co-portfolio manager and cochair of the fund’s Investment Advisory Committee and Christopher Faulkner-MacDonagh will join Stefan Hubrich as co-portfolio manager and cochair of the fund’s Investment Advisory Committee. Mr. Faulkner-MacDonagh joined the Firm in 2016 and his investment experience dates from 1997. He has served as a portfolio manager with the Firm throughout the past five years.

The date of this supplement is December 5, 2023.

F1112-042 12/5/23